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                                                                    EXHIBIT 9

                                                                    [CIGNA LOGO]

Robert A. Picarello
Chief Counsel

                                       Legal Department, S-321
                                       Hartford, CT 06152-2321
                                       Telephone:  (860) 726-8064
                                       Facsimile:  (860) 726-1778

                                       September 2, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  CONNECTICUT GENERAL VARIABLE ANNUITY SEPARATE ACCOUNT
     CONNECTICUT GENERAL LIFE INSURANCE COMPANY
     REGISTRATION STATEMENT ON FORM N-4: 33-48137

Dear Sirs:

As Chief Counsel of the Individual Insurance Division of Connecticut General Life Insurance Company, I am familiar with the actions of the Board of Directors of Connecticut General Life Insurance Company (the "Company"), establishing the Account and its method of operation and authorizing the filing of a Registration Statement under the Securities Act of 1933, (and amendments thereto) for the securities to be issued by the Account and the Investment Company Act of 1940 for the Account itself.

In the course of preparing this opinion, I have reviewed the Certificate of Incorporating and the By-Laws of the Company, the Board actions with respect to the Account, and such other matters as I deemed necessary or appropriate, Based on such review, I am of the opinion that the variable annuity contracts (and interests therein) which are the subject of the above captioned Registration Statement under the Securities Act of 1933 for the Account, as amended, will when issued, be legally issued and will represent binding obligations of the Company, the depositor for the Account.

I further consent to the use of this opinion as an Exhibit to Post-Effective Amendment No. 7 to said Registration Statement and to the reference to me under the heading "Experts" in said Registration Statement, as amended.

                                       Very truly yours,

                                       Robert A. Picarello
                                       Chief Counsel

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Pursuant to the requirements of the Securities Act of 1933, this Post-Effective
Amendment No. 7 to this Registration Statement (File No. 33-48137) has been signed below on September 2, 1997 by the following persons, as officers and directors of the Depositor, in the capacities indicted:

SIGNATURE
------------

/s/ THOMAS C. JONES                                   *      President
-----------------------------------------------------        (Principal Executive officer)
Thomas C. Jones

/s/ BRADLEY K. MILLER                                 *      Assistant Vice President and Actuary
-----------------------------------------------------        (Principal Financial Officer)
Bradley K. Miller

/s/ ROBERT MOOSE                                      *      Vice President (Principal Accounting Officer)
-----------------------------------------------------
Robert Moose

/s/ HAROLD W. ALBERT                                  *      Vice President (Principal Accounting Officer)
-----------------------------------------------------
Harold W. Albert

/s/ ROBERT W. BURGESS                                 *      Director
-----------------------------------------------------
Robert W. Burgess

/s/ JOHN G. DAY                                       *      Director
-----------------------------------------------------
John G. Day

/s/ JOSEPH M. FITZGERALD                              *      Director
-----------------------------------------------------
Joseph M. Fitzgerald

/s/ H. EDWARD HANWAY                                  *      Director
-----------------------------------------------------
H. Edward Hanway

/s/ CAROL M. OLSEN                                    *      Director
-----------------------------------------------------
Carol M. Olsen

/s/ JOHN E. PACY                                      *      Director
-----------------------------------------------------
John E. Pacy

/s/ MARC L. PREMINGER                                 *      Director
-----------------------------------------------------
Marc L. Preminger

/s/ ARTHUR C. REEDS, III                              *      Director
-----------------------------------------------------
Arthur C. Reeds, III

/s/ PATRICIA L. ROWLAND                               *      Director
-----------------------------------------------------
Patricia L. Rowland

/s/ W. ALLEN SCHAFFER, M.D.                           *      Director
-----------------------------------------------------
W. Allen Schaffer, M.D.

                                                      *By    /s/ ROBERT A. PICARELLO
                                                      ---    --------------------------------------------------
                                                      Robert A. Picarello
                                                      Attorney-in-Fact

(A Majority of the Directors)